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                                                                   Exhibit 10.66

                                                          [BANK OF AMERICA LOGO]

233 South Wacker Drive - Suite 2800
Chicago, Illinois 60606
TEL: 312-234-2732
FAX: 312-234-31[ILLEGIBLE]

BANK OF AMERICA, N.A.

                                  CONFIRMATION

                                                                    May 19, 2002

Nelnet, Inc.
121 South. 13th Street, Suite 301
Lincoln, Nebraska 68505

Attention: Mr. Terry J. Heimes

         Subject: Student Loan Rate Cap Transaction
         Swap Ref No: 374247

The purpose of this confirmation is to set forth the terms and conditions of the above referenced rate cap transaction entered into on the Trade Date specified below (the "Swap Transaction") between Bank of America, N.A. ("Bank of America") and Nelnet Loan Services Inc., formerly know as UNIPAC Service Corporation ("Loan Services"), and Nelnet, Inc. (Nelnet), (Loan Services and Nelnet collectively, "Party B"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of August 20, 2001 (the "Master Agreement") between Bank of America and Party B. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation, except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

TRADE I

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
Trade Date:                           May 20, 2002

Effective Date:                       May 20, 2002.

Floating Rate Payer:                  Party B

Floating Rate Payer Payment Dates:    Early Payment applies - three (3) Business
                                      Days prior to the applicable Period End
                                      Date or the Termination Date, as the case may be.

Fixed Rate Payer:                     Bank of America
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
Fixed Rate Payer Payment Dates:       The 25th day of each February, May, August, and November, beginning
                                      August 26, 2002 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

A-1 CAP:

   A-l Cap Notional Amount:           (i) For the first Calculation Period, $207,500,000, and
                                      (ii) for each subsequent Calculation Period, the actual principal amount of the Class A-l Notes outstanding as of the last day of such
                                      Calculation Period divided by 2.

   Floating Rate Payments:

        A-l Cap Rate:                 Adjusted Student Loan Rate.

        Floating Rate:                Floating Rate Option plus Spread.

        Floating Rate Option:         USD-LIBOR-BBA, provided however, that (i) the term "London
                                      Banking Days" shall mean a Banking Day in New York and
                                      London and (ii) if USD-LIBOR Reference Banks is used as a
                                      fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

        Spread:                       0.04% (4 bps).

        Floating Rate Designated      Three (3) months for every Calculation Period.
        Maturity:

        Floating Rate Reset Dates:    The first day of each Calculation Period.

        Floating Rate Day Count       Actual/360
        Fraction:

        Floating Rate Period End      The 25th day of each February, May, August, and November
        Dates:                        beginning August 26, 2002, and ending on the Termination
                                      Date, subject to adjustment in accordance with the Following
                                      Business Day Convention.

   Fixed Rate Payments:

        Fixed Rate:                   0.01% (1 bp).

        Fixed Rate Day Count          Actual/360
        Fraction:

   A-l Cap Termination Date:          The earliest of (i) May 25, 2011, (ii) the Distribution Date following the end of the Collection Period during which the
                                      Pool Balance is reduced to zero; and (iii) the Distribution
                                      Date on which the principal balance of all of the Class A-l
                                      Notes is reduced to zero

A-2 CAP:

   A-2 Cap Notional Amount:           (i) For the first Calculation Period, $292,500,000, and
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
                                      (ii) for each subsequent Calculation Period, the actual
                                      principal amount of the Class A-2 Notes outstanding as of the last day of such Calculation Period divided by 2.

Floating Rate Payments:

        A-2 Cap Rate:                 Adjusted Student Loan Rate.

        Floating Rate:                Floating Rate Option plus the Spread.

        Floating Rate Option:         USD-LIBOR-BBA, provided however, that (i) the term "London
                                      Banking Days" shall mean a Banking Day in New York and
                                      London and (ii) if USD-LIBOR Reference Banks is used as a
                                      fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

        Spread:                       0.17% (17 bps).

        Floating Rate Designated      Three (3) months for every Calculation Period.
        Maturity:

        Floating Rate Reset Dates:    The first day of each Calculation Period.

        Floating Rate Day Count       Actual/360
        Fraction:

        Floating Rate Period End      The 25th day of each February, May, August, and November
        Dates:                        beginning August 26, 2002, and ending on the Termination
                                      Date, subject to adjustment in accordance with the Following
                                      Business Day Convention.

Fixed Rate Payments:

        Fixed Rate:                   0.03% (1 bp).

        Fixed Rate Day Count          Actual/360
        Fraction:

A-2 Cap Termination Date:             The earliest of (i) May 25,2027, (ii) the Distribution Date following the end of the Collection Period during which the
                                      Pool Balance is reduced to zero; and (iii) the Distribution
                                      Date on which the principal balance of all of the Class A-2
                                      Notes is reduced to zero.

B CAP:

        B CAP Notional Amount:        (i) For the first Calculation Period, $18,135,000, and (ii)
                                      for each subsequent Calculation Period, the actual principal amount of the Class B Notes outstanding as of the last day of such Calculation Period divided by 2.

        Floating Rate Payments:

                  B Cap Rate:         Adjusted Student Loan Rate.
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
        Floating Rate:                Floating Rate Option plus the Spread.

        Floating Rate Option:         USD-LIBOR-BBA, provided however, that (I) the term "London
                                      Banking Days" shall mean a Banking Day in New York and
                                      London and (ii) if USD-LIBOR Reference Banks is used as a
                                      fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

        Spread:                       0.55% (55 bps).

        Floating Rate Designated      Three (3) months for every Calculation Period.
        Maturity:

        Floating Rate Reset Dates:    The first day of each Calculation Period.

        Floating Rate Day Count       Actual/360
        Fraction:

        Floating Rate Period End      The 25th day of each February, May, August, and November
        Dates:                        beginning August 26, 2002, and ending on the Termination
                                      Date, subject to adjustment in accordance with the Following
                                      Business Day Convention.

   Fixed Rate Payments:

        Fixed Rate:                   0.01% (1 bp).

        Fixed Rate Day Count          Actual/360
        Fraction:

        B Cap Termination Date:       The earliest of (i) August 25, 2032, (ii) the Distribution
                                      Date following the end of the Collection Period during which the Pool Balance is reduced to zero; and (iii) the Distribution
                                      Date on which the principal balance of all of the Class B Notes is reduced to zero.

SETTLEMENT:                           On each Floating Rate Payer Payment Date, the Floating Rate
                                      Payer will pay to the Fixed Rate Payer the greater of (i)
                                      zero and (ii) the sum of the amounts (to the extent such
                                      amount is positive) determined with respect to the A-l Cap, the A-2 Cap and the B Cap pursuant to the following formula:

                                           (Floating Rate minus the Cap Rate) X Notional Amount X
                                           Floating Rate Day Count Fraction;

                                      provided that in no event, shall the Floating Rate Payer be liable for an amount in the aggregate in excess of (a) one half of the B Cap Notional Amount as of each Floating Rate
                                      Payer Payment Date less (b) all payments the Floating Rate
                                      Payer has made under this Trade I prior to such Floating
                                      Rate Payer Payment Date net of any payments (other than
                                      payments of interest) made by the Fixed Amount Payer to the
                                      Floating Rate Payer under Trade II.
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
                                      On each Fixed Rate Payer Payment Date, the Fixed Rate Payer will pay to the Floating Rate Payer the sum of the amounts determined with respect to the A-l Cap, the A-2 Cap and the
                                      B Cap pursuant to the following formula:

                                           Fixed Rate X Notional Amount X Fixed Rate
                                           Day Count Fraction.
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TRADE II

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
Trade Date:                           May 20, 2002.

Effective Date:                       May 20, 2002.

Floating Amount Payer:                Bank of America

Floating Amount Payer Payment Dates:  Early Payment applies - three (3) Business Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Termination Date:                     The earliest of (i) August 25, 2032, (ii) the Distribution
Date                                  following the end of the Collection Period during which the
                                      Pool Balance is reduced to zero; and (iii) the Distribution
                                      Date on which the principal balance of all the Class A-l
                                      Notes, Class A-2 Notes and the Class B Notes are reduced to zero.

Floating Amount:                      An aggregate amount equal to any Floating Rate Payments made by the Floating Rate Payer to the Fixed Rate Payer under
                                      Trade I with respect to the corresponding Calculation
                                      Period.

Floating Rate Period End              The 25th day of each February, May, August, and November
Dates:                                beginning August 26, 2002, and ending on the Termination
                                      Date, subject to adjustment in accordance with the Following
                                      Business Day Convention.

Settlement:                           The Floating Amount Payer shall pay the Floating Rate Payer under Trade I the Floating Amount on each Floating Rate
                                      Payer Payment Date.

                                      Notwithstanding the foregoing, the Floating Amount Payer
                                      shall be obligated to pay the Floating Amount on a Floating
                                      Rate Payer Payment Date only if:

                                          (i) the Floating Rate Payer's obligations under Trade I
                                          with respect to the applicable Floating Rate payer Payment
                                          Date have been satisfied; and

                                          (ii) in an amount not to exceed the payment made to the
                                          Floating Rate Payer on the applicable Floating Amount Payer
                                          Payment Date under the Reference Transaction Trade II.
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
                                      If the Floating Amount is not paid on a Floating Rate Payer
                                      Payment Date in full, the unpaid amount, together with
                                      interest thereon at a rate of USD-LIBOR-BBA accrued on a
                                      basis of Actual/360 shall be paid on the next succeeding
                                      Floating Rate Payer Payment Date on which funds are
                                      available therefore in accordance with the Indenture. On any day, the rate shall be the then current USD-LIBOR-BBA rate determined as set forth in the Trade I.
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3. ADDITIONAL PROVISIONS:

         (a) Business Days. New York

         (b) Calculation Agent: Bank of America.

         (c) Governing Law. New York law.

         (d) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer and the Fixed Rate Payer by at least 1:00 p.m.
(New York City time) 1 Business Day prior to the Floating Rate Payer Payment
Date with respect to Trade I of whether the Floating Rate Payer is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City time) 1 Business Day prior to each such Floating Rate Payer
Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business
Day shall be deemed received on the next Business Day.

         (e) Termination Payments: In the case of any early termination of this Transaction as a result of an Event of Default where Party B is the Affected
Party, any amount payable by Bank of America pursuant to Section 6(e) of the Master Agreement shall be capped at an amount equal to the product of (x) 0.10%
(10bps) and (y) the sum of the A-l Cap Notional Amount, A-2 Cap Notional
Amount and B Cap Notional Amount as of the Early Termination Date. In the case of any early termination of this Transaction in which an amount is payable to Bank of America pursuant to Section 6(e) of the Master Agreement, such amount shall be capped at amount not to exceed (a) one half of the B Cap Notional
Amount as of the date of such early termination less (b) all payments the Floating Rate Payer has made under Trade I prior to such early termination date net of any payments (other than payments of interest) made by the Floating
Amount Payer to the Floating Rate Payer under Trade II

         (f) Reference Transaction: The Student Loan Rate Cap Transaction between Bank of America and the Nelnet Student Loan Trust 2002-1 dated May 20,
2002.

         (g) Additional Termination Event: It shall be an Additional Termination
Event with Party B as the Affected Party in the event the Reference Transaction is terminated prior stated Termination Date.

4. ACCOUNT DETAILS:

Payments to Party A:

        For the Account of:                   Bank of America, N.A.

                                              Bank of America, N.A
                                              ABA #026 009 593
                                              Account No. 6550219386
                                              FCT: BOFA Swaps
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           For payment inquiries:                 Customer Service Desk
                                                  Telephone No.: 312-234-2732
                                                  Facsimile No.: 312-234-3603

Payments to Party B:

For the Account of:                                Nelnet, Inc.

5. OFFICES:

         (a) The Office of Bank of America for this Transaction is Bank of
America, N.A., Sears Tower, 233 South Wacker Drive, Suite 2800, Chicago, IL
60606, Attention: Swap Operations.

         (b) The Office of Party B for this Transaction is

6. ADDITIONAL DEFINITIONS:

         The following terms shall have the meanings set forth below when used in this Confirmation:

         "Calculation Period" means, in respect of a Swap Transaction and a party, each period from, and including, one Period End Date of that party to, but excluding, the next following applicable Period End Date during the Term of the Swap Transaction, except that (a) the initial Calculation Period for the party will commence on, and include, the Effective Date, and (b) the final
Calculation Period for the party will end on, but exclude, the Termination Date.

         "Expected Interest Collections" means, with respect to any Collection
Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Financed Eligible Loans for such Collection Period (whether or not such interest is actually paid) and (ii) all Interest Benefit Payments and Special Allowance Payments expected to be received by Party Bee for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department, with respect to the Financed Eligible Loans, to the extent not included in (i) above, and (iii) investment earnings on all Investment Securities held by Party Bee available for deposit in the Collection
Fund for such Distribution Date.

         "Adjusted Student Loan Rate" means, with respect to any Calculation
Period, the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in the relevant Calculation Period and (b) the percentage equivalent (not less than zero percent) of a fraction (i) the numerator of which is equal to Expected Interest Collections for the Collection
Period relating to such Calculation Period less the Servicing Fee with respect to such relevant Collection Period and the Administration Fee and the Derivative
Product Fees payable on the relevant Floating Rate Payer Payment Date, and (ii) the denominator of which is the Pool Balance as of the first day of such Collection Period.

         In addition, the terms "Administration Agreement", "Administration
Fee", "Administrator", "Available Funds", "Class A-1 Notes, "Class A-2 Notes",
"Class B Notes", "Collection fund", "Collection Period", "Department",
"Derivative Product Fees", "Derivative Product Payments", "Distribution Date",
"Eligible Lender Trustee", "Guarantor", "Indenture", "Interest Benefit
Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee",
"Reserve Fund", "Special Allowance Payments", "Specified Reserve Fund Balance " and "Financed Eligible Loans" shall have the meanings when used in this Confirmation as ascribed to them in (i) the Amended and Restated Trust
Agreement, dated as of May 1, 2002, by and among Nelnet Student Loan Funding,
LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company
(in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into

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in order to establish Nelnet Student Loan Trust 2002-1; or (ii) the indenture of
Trust, dated as of May 1, 2002 (the "Indenture"), by and between Nelnet Student
Loan Trust 2002-1 (the "Issuer"), and Zions First National Bank, (together with its successors, the "Trustee"), as trustee thereunder.

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         In addition, the terms "Administration Agreement", "Administration
Fee", "Administrator", "Available Funds", "Class A-1 Notes, "Class A-2 Notes",
"Class B Notes", "Collection Fund", "Collection Period", "Department",
"Derivative Product Fees", "Derivative Product Payments", "Distribution Date",
"Eligible Lender Trustee", "Guarantor", "Indenture", "Interest Benefit
Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee",
"Reserve fund", "Special Allowance Payments", "Specified Reserve Fund Balance"
and "Financed Eligible Loans" shall have the meanings when used in this
Confirmation as ascribed to them in (i) the Amended and Restated Trust
Agreement, dated as of May 1, 2002, by and among Nelnet Student Loan Funding,
LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company
(in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into in order to establish Nelnet Student Loan Trust 2002-1; or (ii) the Indenture of Trust,
dated as of May 1, 2002 (the "Indenture"), by and between Nelnet Student Loan
Trust 2002-1 (the "Issuer"), and Zions First National Bank, (together with its successors, the "Trustee"), as trustee thereunder.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                Very truly yours,

                                                BANK OF AMERICA, N.A.

                                                By: /s/ Mary Beth Knight
                                                    ----------------------------
                                                Name: Mary Beth Knight
                                                Title: Assistant Vice President

Accepted and confirmed as of the
date first written above.

NELNET LOAN SERVICES INC., AND NELNET INC.

By: /s/ Edward P. Martnez
    ---------------------------
        Name: Edward P. Martnez
        Title: Sr. Vice President

By: /s/ Jeffrey R. Noordhoek
    ---------------------------
        Name: Jeffrey R. Noordhoek
        Title: Senior Vice President